UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2010

HQ Sustainable Maritime Industries, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-33473	62-1407522
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

Melbourne Towers, 1511 Third Avenue, Suite 788, Seattle, WA

(Address of principal executive offices)

98101

(Zip code)

206-621-9888

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of HQ Sustainable Maritime Industries, Inc. (the “Company”) held on December 14, 2010, the Company’s stockholders approved the HQ Sustainable Maritime Industries, Inc. 2010 Stock Incentive Plan (the “2010 Plan”). The 2010 Plan authorizes the Company to grant equity awards to directors, employees (including executive officers), consultants and other service providers, as more fully described and summarized in the Company’s Proxy Statement, which was included in the Schedule 14A filed with the Securities and Exchange Commission on November 19, 2010. The 2010 Plan, which was included as Annex A to the Proxy Statement, is incorporated herein by reference. Copies of the Form of Incentive Stock Option Agreement, the Form of Non-Qualified Stock Option Agreement and the Form of Restricted Stock Award Agreement are attached hereto as Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on December 14, 2010. Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, and there was no solicitation in opposition to the board’s solicitation. There were three matters acted upon at the meeting: (i) a proposal to elect seven directors for terms expiring at the 2011 Annual Meeting of Stockholders, (ii) a proposal to ratify the appointment of Schwartz Levitsky Feldman LLP, as the Company’s independent registered public accounting firm and (iii) a proposal to approve and adopt the HQ Sustainable Maritime Industries, Inc. 2010 Stock Incentive Plan. All three proposals were approved by the Company’s stockholders pursuant to the voting results set forth below.

(1)	Proposal to elect seven directors for terms expiring at the 2011 Annual Meeting of Stockholders

Nominee	For	Withheld
Norbert Sporns	105,428,813	925,231
Lillian Wang Li	105,350,451	1,003,593
Harry Wang Hua	105,425,738	928,306
Fred Bild	106,224,894	129,150
Kevin M. Fitzsimmons	106,230,144	123,900
Andrew Intrater	106,229,144	124,900
Daniel Too	106,226,344	127,700

(2)	Proposal to ratify the appointment of Schwartz Levitsky Feldman LLP, as the Company’s independent registered public accounting firm

For	Against	Abstain	Broker Non-Votes
113,002,300	262,812	343,617	0

(3)	Proposal to approve and adopt the HQ Sustainable Maritime Industries, Inc. 2010 Stock Incentive Plan

For	Against	Abstain	Broker Non-Votes
105,831,254	428,181	94,609	7,254,685

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	HQ Sustainable Maritime Industries, Inc. 2010 Stock Incentive Plan (incorporated herein by reference to Annex A to the Company’s Proxy Statement, which was included in the Schedule 14A filed with the Securities and Exchange Commission on November 19, 2010)
10.2	Form of Incentive Stock Option Agreement
10.3	Form of Non-Qualified Stock Option Agreement
10.4	Form of Restricted Stock Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HQ Sustainable Maritime Industries, Inc.

Date: December 20, 2010	By:	/s/ Norbert Sporns
	Name:	Norbert Sporns
	Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
10.1	HQ Sustainable Maritime Industries, Inc. 2010 Stock Incentive Plan (incorporated herein by reference to Annex A to the Company’s Proxy Statement, which was included in the Schedule 14A filed with the Securities and Exchange Commission on November 19, 2010)
10.2	Form of Incentive Stock Option Agreement
10.3	Form of Non-Qualified Stock Option Agreement
10.4	Form of Restricted Stock Award Agreement